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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-105261 of Hartford Life and Annuity Insurance Company Separate Account Ten of our report dated March 26, 2003, relating to the financial statements of Hartford Life and Annuity Insurance Company, and of our report dated February 21, 2003, relating to the financial statements of Hartford Life and Annuity Insurance Company Separate Account Ten, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.

Deloitte & Touche LLP
Hartford, Connecticut
July 31, 2003